Significant accounting judgements, estimates and assumptions Narrative (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017		Dec. 31, 2016
Significant accounting judgements, estimates and assumptions
Capitalized software development new planner	€ 158	€ 0		€ 0
Capitalized 3D printed product medical	524	0		0
Tax losses carried forward	25,285	11,948		9,451
Other tax credits Materialize NV	15,592	4,581		1,570
Notional interest deduction	€ 0	€ 315		€ 315
Belgian Patent Income Deduction %	100.00%	100.00%		100.00%
Innovation Income Deduction	100.00%	100.00%		0.00%
Deferred tax assets recognized	€ 0	€ 0		€ 109
Unrecognized deferred tax assets	11,906	7,904		8,877
Net profit would have increased by	3,531
Tax losses utilized	11,906
Goodwill	17,491	17,552	[1]	8,860
Total capitalized development expenses	682
Impairment charges on goodwill	€ 0	€ 0		€ 0

[1]	* The year 2017 have been restated to reflect the final accounting of the ACTech business combination. See Note 2 for more information.